John Hancock
U.S. Growth Fund
Quarterly portfolio holdings 12/31/2023

Fund’s investments
As of 12-31-23 (unaudited)
	Shares	Value
Common stocks 99.9%		$1,198,276,004
(Cost $748,658,891)
Communication services 15.0%		179,971,056
Entertainment 2.0%
Netflix, Inc. (A)	50,241	24,461,338
Interactive media and services 13.0%
Alphabet, Inc., Class A (A)	690,496	96,455,386
Meta Platforms, Inc., Class A (A)	166,839	59,054,332
Consumer discretionary 13.9%		166,166,854
Broadline retail 7.2%
Amazon.com, Inc. (A)	567,359	86,204,526
Hotels, restaurants and leisure 3.0%
Booking Holdings, Inc. (A)	6,238	22,127,558
DraftKings, Inc., Class A (A)	382,697	13,490,069
Household durables 1.3%
Lennar Corp., A Shares	102,751	15,314,009
Specialty retail 2.4%
AutoZone, Inc. (A)	5,001	12,930,636
O’Reilly Automotive, Inc. (A)	16,946	16,100,056
Consumer staples 1.1%		13,485,176
Beverages 1.1%
Monster Beverage Corp. (A)	234,077	13,485,176
Financials 12.8%		153,213,888
Capital markets 5.3%
Ares Management Corp., Class A	146,417	17,411,910
KKR & Company, Inc.	207,033	17,152,684
MSCI, Inc.	23,418	13,246,392
S&P Global, Inc.	33,877	14,923,496
Financial services 6.3%
FleetCor Technologies, Inc. (A)	49,308	13,934,934
Mastercard, Inc., Class A	69,528	29,654,387
Visa, Inc., Class A	124,152	32,322,973
Insurance 1.2%
The Progressive Corp.	91,456	14,567,112
Health care 8.0%		95,714,581
Health care providers and services 4.8%
McKesson Corp.	28,246	13,077,333
Molina Healthcare, Inc. (A)	32,786	11,845,910
UnitedHealth Group, Inc.	61,906	32,591,652
Life sciences tools and services 1.0%
ICON PLC (A)	43,742	12,382,048
Pharmaceuticals 2.2%
Eli Lilly & Company	21,751	12,679,093
Merck & Company, Inc.	120,515	13,138,545
Industrials 4.5%		53,730,863
Building products 1.7%
Builders FirstSource, Inc. (A)	120,572	20,128,290
2	JOHN HANCOCK U.S. GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Industrials (continued)
Commercial services and supplies 1.1%
Clean Harbors, Inc. (A)	75,391	$13,156,483
Ground transportation 1.7%
Uber Technologies, Inc. (A)	325,070	20,014,560
Professional services 0.0%
EXL Service Holdings, Inc. (A)	13,988	431,530
Information technology 42.4%		509,231,559
Electronic equipment, instruments and components 2.6%
CDW Corp.	66,298	15,070,861
Jabil, Inc.	121,839	15,522,289
IT services 1.2%
Gartner, Inc. (A)	33,037	14,903,321
Semiconductors and semiconductor equipment 10.5%
Applied Materials, Inc.	113,540	18,401,428
Broadcom, Inc.	27,133	30,287,211
KLA Corp.	31,431	18,270,840
NVIDIA Corp.	119,520	59,188,694
Software 21.2%
Adobe, Inc. (A)	48,279	28,803,251
Intuit, Inc.	34,921	21,826,673
Microsoft Corp.	403,716	151,813,366
PTC, Inc. (A)	78,100	13,664,376
Salesforce, Inc. (A)	84,788	22,311,114
Workday, Inc., Class A (A)	59,817	16,513,081
Technology hardware, storage and peripherals 6.9%
Apple, Inc.	429,310	82,655,054
Real estate 2.2%		26,762,027
Real estate management and development 1.1%
CBRE Group, Inc., Class A (A)	143,642	13,371,634
Specialized REITs 1.1%
Iron Mountain, Inc.	191,346	13,390,393

	Yield (%)	Shares	Value
Short-term investments 0.1%			$1,102,969
(Cost $1,102,969)
Short-term funds 0.1%			1,102,969
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.2982(B)	1,102,969	1,102,969

Total investments (Cost $749,761,860) 100.0%	$1,199,378,973
Other assets and liabilities, net 0.0%	587,619
Total net assets 100.0%	$1,199,966,592

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-23.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of December 31, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds.Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$3,072,650	$(3,072,704)	$54	—	$67	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
4	|